UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1.            Report to Stockholders

Mairs and Power
Growth Fund, Inc.

Annual Report

December 31, 2007

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

February 12, 2008

Fourth Quarter Results

After reaching a peak in October, 2007, the domestic stock market began a steady decline which in turn reflected a deteriorating economic outlook triggered by the subprime mortgage crisis. During the fourth quarter, the Growth Fund experienced a -4.6% investment return compared to comparable negative returns of -3.9% for the Dow Jones Industrial Average and -3.3% for the Standard & Poor's 500 Stock index. A peer group universe of similar multi-cap core funds shown in the Wall Street Journal also had a negative average return of -2.9%.

The increasing fall-out from a very weak housing market resulted in a lower than expected final quarter Gross Domestic Product growth of only 0.6% (preliminary basis). Consumer spending, which represents approximately 70% of the economy, grew by only 2.0%. This was down from a 2.8% rate of growth in the third quarter. Business spending remained relatively strong showing a growth rate of 7.5%. However, a liquidation of inventories during the period was estimated to have reduced GDP growth by 1.25 percentage points. Finally, overall corporate profits on an operating basis for S&P 500 companies are estimated to have declined about 10% for the quarter largely because of sharp declines experienced by banks and home builders.

Reacting to the recent deceleration in economic growth and a corresponding rise in recession fears, the Federal Reserve has become increasingly aggressive in reducing interest rates and providing liquidity to the banking system. Beginning in the third quarter and continuing into the first quarter of 2008, the Fed has reduced the overnight funds rate on five separate occasions by a total of 2.25 percentage points to 3.0%. Longer term interest rates have not declined nearly as much due to growing concerns about the future rate of inflation.

The recent weakness in the stock market appears to be the direct result of escalating concerns over the direction of the economy and the resulting impact on corporate profits. Aside from the considerable weakness in financials, this seems to be confirmed by the fact that many of the more cyclically sensitive sectors, such as consumer discretionary and certain industrial groups, performed the worst during the quarter. Conversely, the more stable non-cyclical sectors like consumer staples, health care and utilities performed the best during the same period. Energy also did well because of the increasingly favorable supply/demand balance favoring higher prices for both oil and gas. Among holdings in the Fund, Hormel Foods (+13.1%), Donaldson (+11.1%), SurModics (+10.7%), Principal Financial Group (+9.1%) and Ecolab (+8.5%) did the best while MoneyGram Int'l (-32.0%), TCF Financial (-31.5%), H. B. Fuller (-24.4%), Target (-21.3%) and ADC Telecommunications (-20.7%) fared the worst.

TO OUR SHAREHOLDERS (continued)

2007 In Review

After starting out relatively well in the first half, the Fund's performance stumbled in the second half due in large part to the absence of any energy holdings (best performing sector during the second half) and the extreme weakness in financials. For the full year, the Fund produced a below trend investment return of 4.9% compared to somewhat better returns of 8.9% for the DJIA and 5.5% for the benchmark S&P 500 Index. The Fund also under-performed a Wall Street Journal peer group universe of multi-cap core funds which had an average return of 6.5%.

Over the longer term, the Fund continues to show superiority over the popular stock indices as well as other comparable peer groups. During the past ten years, the Fund has shown an average annual return of 10.1% compared to significantly lower returns of 7.4% for the DJIA and 5.9% for the S&P 500 Index. A peer group Lipper Multi-Cap Core Funds Index also produced a lower comparable average annual return of 6.5% for the same period.

Because of the relatively weak fourth quarter, the economy showed a disappointing full year real rate of GDP growth of only 2.2%, the slowest rate in the past five years. In 2006, the growth rate was 2.9%. Important contributors to last year's growth included consumer spending, business spending (structures), and exports. However, these factors were offset in part by the sharp drop in residential fixed investment (housing) and inventory liquidation. Corporate profits are estimated to have increased at near the long-term growth rate of 7% for the full year despite a fourth quarter decline. Inflation continues to be a concern, even though by some measures the rate declined slightly last year.

Outlook for 2008

The near-term economic outlook seems anything but clear at this time given a deteriorating employment picture and the continuing downside momentum in housing. Recent trends suggest that the economy, as measured by GDP, will show a slight decline in the first quarter and possibly the second quarter as well. However, the outlook appears much better for the second half considering the recent moves by the Fed to lower interest rates and increase liquidity together with the Administration's recently approved fiscal stimulation package approximating $168 billion. Other factors supporting the outlook for a mild first half downturn and second half recovery include continued strong export demand from faster-growing emerging economies (Brazil, China, India, Mexico, etc.), relatively strong balance sheets which can finance needed capital spending by business and the fact that a considerable amount of inventory liquidation has already taken place in the fourth quarter of last year.

While the Fed may continue to move interest rates down depending on near-term economic trends, most of the easing has probably already occurred. Longer term rates are not expected to decline

TO OUR SHAREHOLDERS (continued)

much from current levels even should short rates continue to fall. Inflationary pressures are expected to keep long-term rates relatively high as long as commodity prices continue to increase due to the growing demand from the rapidly expanding emerging countries.

Considering the fact that the stock market has already shown a decline of around 15%, much of the economic uncertainty would seem to have already been discounted. Unless the decline in corporate profits is more severe and longer lasting than now appears to be the case, stocks appear quite reasonably valued at some 15 times estimated current year earnings. Because earnings forecasts are still in the process of being adjusted for the less buoyant economic outlook, volatility is expected to remain high over the near term.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through December 31, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2007

	1 year	5 years	10 years	20 years
Mairs & Power Growth	4.90%	12.46%	10.07%	15.18%
S&P 500	5.49%	12.83%	5.91%	11.82%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)  December 31, 2007

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$76.30
Expense Ratio	0.68%
Portfolio Turnover Rate	4.44%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Emerson Electric Co.	5.3%
3M Co.	4.6
Medtronic, Inc.	4.3
Donaldson Co., Inc.	4.1
Ecolab Inc.	4.1
Target Corp.	3.8
Wells Fargo & Co.	3.8
Honeywell International Inc.	3.7
The Toro Co.	3.6
Johnson & Johnson	3.5

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.2%
Health Care	20.7%
Financial	14.9
Technology	13.7
Capital Goods	12.5
Basic Industries	12.2
Consumer Cyclical	8.6
Diversified	7.9
Consumer Staple	7.0
Transportation	0.7
Short-Term Investments 1.8%*	1.8
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS 98.2%
	BASIC INDUSTRIES 12.2%
2,219,000	Bemis Co., Inc.	$60,756,220
2,100,000	Ecolab Inc.	107,541,000
3,200,000	H. B. Fuller Co. (b)	71,840,000
3,500,000	The Valspar Corp.	78,890,000
		319,027,220
	CAPITAL GOODS 12.5%
2,330,000	Donaldson Co., Inc.	108,065,400
260,000	Fastenal Co.	10,509,200
2,095,000	Graco Inc.	78,059,700
1,136,700	MTS Systems Corp. (b)	48,502,989
2,320,000	Pentair, Inc.	80,759,200
		325,896,489
	CONSUMER CYCLICAL 8.6%
520,000	Briggs & Stratton Corp.	11,783,200
430,000	G&K Services, Inc. – Cl A	16,133,600
2,010,000	Target Corp.	100,500,000
1,750,000	The Toro Co.	95,270,000
		223,686,800
	CONSUMER STAPLE 7.0%
1,560,000	General Mills, Inc.	88,920,000
1,850,000	Hormel Foods Corp.	74,888,000
480,000	SUPERVALU Inc.	18,009,600
		181,817,600
	DIVERSIFIED 7.9%
2,380,000	General Electric Co.	88,226,600
1,410,000	3M Co.	118,891,200
		207,117,800

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 14.9%
1,260,000	Associated Banc-Corp.	$34,133,400
200,000	Marshall & Isley Corp.	5,296,000
790,000	MoneyGram International Inc.	12,142,300
910,000	Principal Financial Group, Inc.	62,644,400
3,070,000	TCF Financial Corp.	55,045,100
636,000	The Travelers Cos., Inc.	34,216,800
2,720,000	U.S. Bancorp	86,332,800
3,290,000	Wells Fargo & Co.	99,325,100
		389,135,900
	HEALTH CARE 20.7%
100,000	Amgen, Inc. (a)	4,644,000
1,520,000	Baxter International Inc.	88,236,000
1,360,000	Johnson & Johnson	90,712,000
2,230,000	Medtronic, Inc.	112,102,100
820,000	Patterson Cos., Inc. (a)	27,839,000
2,550,000	Pfizer Inc.	57,961,500
1,570,000	St. Jude Medical, Inc. (a)	63,804,800
750,000	SurModics, Inc. (a)	40,702,500
440,000	Techne Corp. (a)	29,062,000
370,000	Zimmer Holdings, Inc. (a)	24,475,500
		539,539,400
	TECHNOLOGY 13.7%
1,040,000	ADC Telecommunications, Inc. (a)	16,172,000
1,500,000	Corning Inc.	35,985,000
630,000	Daktronics, Inc.	14,219,100
2,450,000	Emerson Electric Co.	138,817,000
1,573,750	Honeywell International Inc.	96,895,788

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
1,380,000	Intel Corp.	$36,790,800
248,000	Metavante Technologies	5,783,360
480,000	Stratasys, Inc. (a)	12,403,200
		357,066,248
	TRANSPORTATION 0.7%
290,000	United Parcel Service, Inc. - Cl B	20,508,800
		20,508,800
	TOTAL COMMON STOCKS	$2,563,796,257
	(cost $1,728,440,749)
	SHORT-TERM INVESTMENTS 1.8%
35,374,511	First American Prime Obligations Fund, Class Z	$35,374,511
12,225,445	Merrill Lynch Premier Institutional Money Market Fund	12,225,445
	TOTAL SHORT-TERM INVESTMENTS (cost $47,599,956)	$47,599,956
	TOTAL INVESTMENTS 100%	$2,611,396,213
	(cost $1,776,040,705)
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	743,054
	TOTAL NET ASSETS 100%	$2,612,139,267

(a)  Non-income producing.

(b)  Affiliated company (Note 5).

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007

ASSETS
Cash	$44,445
Investments at market value (Note 1):
Unaffiliated securities (cost $1,717,287,742)	2,491,053,224
Affiliated securities (cost $58,752,963) (Note 5)	120,342,989
2,611,396,213
Receivable for Fund shares sold	1,062,393
Dividends receivable	3,969,204
2,616,472,255
LIABILITIES
Payable for Fund shares redeemed	2,797,009
Accrued investment management fees (Note 2)	1,370,014
Accrued fund administration fees (Note 2)	22,618
Accrued expenses and other liabilities	143,347
4,332,988
NET ASSETS	$2,612,139,267
NET ASSETS CONSIST OF
Portfolio capital	1,776,500,529
Accumulated undistributed net investment income	67,267
Accumulated net realized gain on investments	215,963
Net unrealized appreciation of investments	835,355,508
TOTAL NET ASSETS	$2,612,139,267
Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	34,236,286
Net asset value per share	$76.30

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2007

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$51,441,837
Dividends from affiliated securities (Note 5)	1,433,414
TOTAL INCOME		$52,875,251
Expenses:
Investment management fees (Note 2)	16,190,590
Fund administration fees (Note 2)	273,812
Fund accounting	269,162
Directors' compensation (Note 2)	177,650
Transfer agent fees	755,700
Custodian fees	180,365
Legal and audit fees	68,263
Other expenses	626,254
TOTAL EXPENSES		18,541,796
NET INVESTMENT INCOME		34,333,455
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	111,960,611
Affiliated securities (Note 5)	5,458,746
		117,419,357
Net change in unrealized appreciation/depreciation of investments		(17,560,867)
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		99,858,490
NET INCREASE IN NET ASSETS FROM OPERATIONS		$134,191,945

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2007	2006
OPERATIONS
Net investment income	$34,333,455	$31,445,530
Net realized gain on investments sold	117,419,357	33,753,488
Net change in unrealized appreciation/depreciation of investments	(17,560,867)	188,615,527
NET INCREASE IN NET ASSETS FROM OPERATIONS	134,191,945	253,814,545
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(34,351,941)	(31,650,229)
Net realized gain	(117,117,641)	(33,980,173)
Return of capital	-	(557,471)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(151,469,582)	(66,187,873)
CAPITAL TRANSACTIONS
Proceeds from shares sold	175,451,134	292,245,547
Reinvestment of distributions from net investment income and net realized gains	141,041,747	60,363,517
Cost of shares redeemed	(381,391,144)	(368,689,777)
(DECREASE) INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(64,898,263)	(16,080,713)
TOTAL DECREASE/INCREASE IN NET ASSETS	(82,175,900)	171,545,959
NET ASSETS
Beginning of year	2,694,315,167	2,522,769,208
End of year (including accumulated undistributed net investment income of $67,267 and $0, respectively)	$2,612,139,267	$2,694,315,167
FUND SHARE TRANSACTIONS
Shares sold	2,188,182	3,943,100
Shares issued for reinvested distributions	1,821,893	785,716
Shares redeemed	(4,719,755)	(4,974,370)
NET (DECREASE) INCREASE IN FUND SHARES	(709,680)	(245,554)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2007

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors (the Board). Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of December 31, 2007, no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 1 – Organization and Significant Accounting Policies (continued)

as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to 0.60% of average daily net assets per annum up to $2.5 billion, and 0.50% of average daily net assets per annum in excess of $2.5 billion. The fund administration fee paid to Mairs and Power, Inc. is equal to 0.01% of average daily net assets per annum.

Directors' Compensation

Director's compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

On the statement of assets and liabilities, the following reclassification, due to dividend reclassifications, was made during the year ended December 31, 2007:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
$85,753	$(85,753)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$34,351,941	$31,555,548
Long-term capital gains	117,117,641	34,074,854
Return of capital	-	557,471
	$151,469,582	$66,187,873

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions (continued)

At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,776,040,705
Gross unrealized appreciation	$877,547,482
Gross unrealized depreciation	(42,191,974)
Net unrealized appreciation	$835,355,508
Undistributed ordinary income	$67,267
Undistributed long-term capital gains	215,963
Total distributable earnings	$283,230
Total accumulated earnings	$835,638,738

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2007, aggregated $118,339,500 and $284,157,883, respectively.

Note 5 – Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of December 31, 2007. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/06	Purchases	Sales	Balance 12/31/07	Value at 12/31/07
H. B. Fuller Co.	3,450,000	-	250,000	3,200,000	71,840,000
MTS Systems Corp.	1,211,700	-	75,000	1,136,700	48,502,989
					$120,342,989

Note 6 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 6 – New Accounting Pronouncements (continued)

the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. In June 2007, the Fund adopted FIN 48. Based on its evaluation, management believes that the Fund's tax positions meet the more-likely-than-not threshold, and that, accordingly, the adoption of FIN 48 has no material impact on the financial statements of the Fund.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within the fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional qualitative and quantitative disclosures may be required about the assumptions and factors used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Year Ended December 31
	2007	2006	2005	2004	2003
Per share
Net asset value, beginning of year	$77.10	$71.69	$70.33	$60.90	$49.26
Income from investment operations:
Net investment income	1.04	0.93	0.78	0.68	0.54
Net realized and unrealized gain (loss)	2.79	6.40	2.29	10.25	12.40
Total from investment operations	3.83	7.33	3.07	10.93	12.94
Distributions to shareholders from:
Net investment income	(1.04)	(0.91)	(0.78)	(0.68)	(0.53)
Net realized gains	(3.59)	(0.99)	(0.93)	(0.82)	(0.77)
Return of capital	-	(0.02)	-	-	-
Total distributions	(4.63)	(1.92)	(1.71)	(1.50)	(1.30)
Net asset value, end of year	$76.30	$77.10	$71.69	$70.33	$60.90
Total investment return	4.90%	10.24%	4.37%	17.99%	26.33%
Net assets, end of year (In thousands)	$2,612,139	$2,694,315	$2,522,769	$2,058,210	$1,307,763
Ratios/supplemental data:
Ratio of expenses to average net assets	0.68%	0.69%	0.70%	0.73%	0.75%
Ratio of net investment income to average net assets	1.26	1.21	1.15	1.12	1.05
Portfolio turnover rate	4.44	4.39	2.77	2.87	2.41

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 8, 2008

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the reporting period (July 1, 2007 through December 31, 2007) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $10,500, divided by $1,000 = $10.50. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2007	Ending Account Value 12/31/2007	Expenses Paid During Period *
Actual return	$1,000	$969.90	$3.33
Hypothetical assumed 5% return	$1,000	$1,021.83	$3.41

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.67%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's first quarter, semi-annual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Shareholder Services at (800) 304-7404. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (68)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007-present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (59)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser (1994-present).	N/A	N/A

Jon A. Theobald (62)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007-present).
• Chief Compliance Officer of the Investment Adviser (2004-present).
• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).
		• Senior Vice President, U.S. Trust Company (2001 to 2002).	N/A	N/A

Lisa J. Hartzell (62)	Treasurer since 1996	• Vice President of the Investment Adviser (July 2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (66)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (54)	Audit Committee Chair since February 2006; Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (72)	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (65)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P.	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

MAIRS AND POWER GROWTH FUND, INC.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2.                    Code of Ethics

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.                    Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2006	$33,200	None	$5,380	None
2007	$35,600	None	$5,900	None

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $5,900 for the fiscal year ending December 31, 2007.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $5,380 for the fiscal year ended December 31, 2006 and $5,900 for the fiscal year ended December 31, 2007. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $4,173 for the fiscal year ended December 31, 2006 and $59,600 for the fiscal year ended December 31, 2007.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5.                    Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                    Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                                                            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                    Portfolio Managers of Closed End Management Investment Companies

Not applicable to registrant.

Item 9.                    Purchases of Equity Securities by Closed-End Management

Not applicable to registrant.

Item 10.                  Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures

a)                                      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)                                     There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)          (1)   Code of Ethics

Mairs and Power Growth Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as Exhibit 12(a)(1) to this form.

(a)          (2)   Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)          (3)   Not applicable

(b)                                 Certifications required by 18 U.S.C. 1350

Attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	March 5, 2008

*  Print the name and title of each signing officer under his or her signature.